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                                                                   Exhibit 10.8



                           FORM OF GUARANTY AGREEMENT


         FOR VALUE RECEIVED, and in consideration of that certain Promissory Note dated December __, 1998 (the "Note") executed by Correctional Management Services Corporation, a Tennessee corporation, as Maker, in favor of Corrections Corporation of America, a Tennessee corporation, and its successors and assigns (collectively, "CCA"), the undersigned, for himself and his heirs and assigns, hereby guarantees the full and prompt payment to CCA when due, whether by acceleration or otherwise, and at all times thereafter, of ten percent (10%) of the outstanding principal amount due under the Note (the "Indebtedness").

         THIS GUARANTY SHALL BE CONTINUING, ABSOLUTE AND UNCONDITIONAL.
The undersigned hereby expressly waives all applicable statutes of limitation which may exist at any time in favor of undersigned, as well as presentment, diligence in collection, and all other notices or demands whatsoever with respect to this Guaranty Agreement and the enforcement hereof, and all rights of setoff undersigned may have against CCA. Any claims against Maker accruing to the undersigned by reason of payments made hereunder shall be subordinate to the Indebtedness.

         CCA is hereby expressly authorized to make from time to time, without notice to anyone, any extensions, renewals, sales, pledges, surrenders, compromises, settlements, releases, indulgences, alterations, substitutions, exchanges, modifications, or other dispositions, of or to all or any part of the Indebtedness, or any contracts or instruments evidencing any thereof, or any security or collateral therefor, and to take any security for or other guarantees of any of the Indebtedness, and the liability of the undersigned hereunder shall not be in any manner affected, diminished or impaired thereby, or by any lack of diligence, failure, neglect or omission by CCA to make any demand or protest, or give any notice of dishonor or default, or to realize upon or protect any of the Indebtedness, or any collateral or security therefor, or to exercise any lien upon or right of appropriation or set-off against any moneys, accounts, credits, or property of Maker, possessed by CCA, towards the liquidation of the Indebtedness, or by any application of payments or credits thereon. CCA shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof, and shall be under no obligation, at any time, to first resort to, make demand on, file claim against, or exhaust its remedies against Maker, the undersigned, or other persons or corporations, their properties or estates, or to resort to or exhaust its remedies against any collateral, security, property, liens or other rights whatsoever. CCA may at any time make demand for payment on, or bring suit against, the undersigned, and may compromise with the undersigned for such sums or on such terms as it may see fit and release the undersigned from all further liability to CCA hereunder, without thereby impairing CCA's rights in any respect to demand, sue for and collect the balance of the Indebtedness from any other entity liable thereon.

         In the event of insolvency (however evidenced) of, or the institution of bankruptcy or receivership proceedings by or against, Maker, all of the Indebtedness shall, for the purposes hereof and at CCA's option, become immediately due and payable from the undersigned. In such event, any



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and all sums or payments of any nature which may be or become due and payable by
Maker to the undersigned are hereby assigned to CCA, and shall be collectible by CCA, without necessity for other authority than this instrument, until all of the Indebtedness shall be fully paid and discharged, but such collection by CCA shall not in any respect affect, impair or diminish any other rights of CCA hereunder.

         CCA may, without any notice whatsoever to anyone, sell, assign or transfer all or any part of the Indebtedness, and in that event each and every immediate and successive assignee, transferee or holder of all or any part of the Indebtedness shall have the right to enforce this Guaranty Agreement, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as though such assignee, transferee or holder were herein by name given such rights, powers and benefits; provided, however, that CCA shall have an unimpaired right, prior and superior to that of any assignee, transferee or holder, to enforce this Guaranty Agreement for its benefit as to so much of the Indebtedness as CCA has not sold, assigned or transferred.

         This Guaranty Agreement shall remain in full force and effect until written notice of its discontinuance, addressed to Corrections Corporation of America, 10 Burton Hills Boulevard, Nashville, Tennessee 37215, shall actually be received by CCA (the burden of proof of receipt being upon undersigned), and also until all Indebtedness existing before receipt of such notice, and interest and expenses in connection therewith, shall be fully paid.

         The death of the undersigned shall not terminate this Guaranty Agreement until notice of such death, given as above provided, shall actually be received by CCA (the burden of proof of receipt being upon the representatives of undersigned), nor until all Indebtedness existing before receipt of such notice, and interest and expenses in connection therewith, shall be fully paid.

         No act of commission or omission of any kind, or at any time, on the part of CCA in respect to any matter whatsoever shall in any way affect or impair this Guaranty Agreement. This Guaranty Agreement is in addition to and not in substitution for or discharge of any other guaranty held by CCA.

         In the event CCA is required at any time to refund or repay to any person for any reason any sums collected by it on account of the obligations subject to this Guaranty Agreement, undersigned agrees that all such sums shall be subject to the terms of this Guaranty Agreement, and that CCA shall be entitled to recover such sums from undersigned notwithstanding the fact that this Guaranty Agreement may have previously been returned to undersigned or that undersigned may have previously been discharged from further liability under this Guaranty Agreement. The undersigned further agrees to indemnify and hold CCA harmless from and against any and all liability, loss, actions, claims, costs and expenses arising from or in connection with any action taken by a trustee or debtor-in-possession, under the bankruptcy laws, against CCA to recover, as a preferential or post-petition transfer, payments by or on behalf of Maker to CCA. This indemnity shall also survive return of this Guaranty Agreement or discharge of the undersigned hereunder.




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         This Guaranty Agreement has been negotiated, made, executed and delivered in Nashville, Tennessee. The validity and construction hereof shall be determined in all respects in accordance with the laws of the State of Tennessee. All disputes or controversies which may arise from or in connection with this Guaranty Agreement, its construction, interpretation, effect, performance or the consequences thereof, shall be determined exclusively by the courts of the State of Tennessee and the federal courts sitting in the State of Tennessee.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty Agreement as of the ___ day of December, 1998.



                                               -------------------------------
                                                Doctor R. Crants


STATE OF TENNESSEE
COUNTY OF DAVIDSON

         Personally appeared before me, Doctor R. Crants, a Notary Public in and for said County and State, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the within instrument for the purposes therein contained.

         WITNESS my hand and official seal at Nashville, Davidson County, Tennessee, this ___ day of December, 1998.


                                               --------------------------------
                                               Notary Public

My Commission Expires:
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